UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Bridge Builder Trust
(Name of Registrant as Specified In Charter)

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BRIDGE BUILDER TAX MANAGED INTERNATIONAL EQUITY FUND

IMPORTANT NOTICE REGARDING INTERNET

AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at www.bridgebuildermutualfunds.com/literature

December 3, 2024

As a shareholder of the Bridge Builder Tax Managed International Equity Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the hiring of J.P. Morgan Investment Management Inc. (“JPMorgan”) and Thompson, Siegel & Walmsley LLC (“TSW”) as investment subadvisers to the Fund.

This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

SUMMARY OF INFORMATION STATEMENT

As discussed in greater detail in the Information Statement, at its meeting held on August 28–29, 2024, the Board of Trustees of the Trust (the “Board”) approved (i) an amended investment sub-advisory agreement among the Trust, Olive Street Investment Advisers, LLC (“Olive Street”), the investment adviser to the Fund, and JPMorgan (the “JPMorgan Sub-advisory Agreement”), pursuant to which JPMorgan serves as an investment subadviser to the Fund; and (ii) an investment sub-advisory agreement among the Trust, Olive Street and TSW (the “TSW Sub-advisory Agreement and, together with the JPMorgan Sub-advisory Agreement, the “Sub-advisory Agreements”), pursuant to which TSW serves as an investment subadviser to the Fund. The appointments of JPMorgan and TSW became effective on or around October 22, 2024, when each began managing a portion of the assets of the Fund.

The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment subadvisers to the Fund with the approval of the Board. Although approval by the Fund’s shareholders is not required, a condition of this order requires Olive Street to furnish Fund shareholders with information about the subadvisers and the sub-advisory agreements.

Accordingly, the purpose of the Information Statement is to furnish Fund shareholders with detailed information about the Sub-advisory Agreements and the appointments of JPMorgan and TSW as investment subadvisers to the Fund.

The Information Statement will be available on the Fund’s website, www.bridgebuildermutualfunds.com/literature, until at least March 7, 2025. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 1-855-823-3611, via e-mail at bridgebuilder@edwardjones.com, or by mail at:

Mailing Address:

Bridge Builder Trust

P.O. Box 219062

Kansas City, MO 64121-9062

Overnight Address:

Bridge Builder Trust

430 W 7th Street, Suite 219062

Kansas City, MO 64105-1407

If you do not request a paper or email copy of the Information Statement by this date, you will not otherwise receive a paper or email copy.

To obtain a free copy of the Fund’s annual report dated June 30, 2024, the Fund’s Form N-CSR dated June 30, 2024 or the Fund’s semi-annual report dated December 31, 2023, you may visit www.bridgebuildermutualfunds.com/literature, call 1-855-823-3611, write to the Fund via e-mail at bridgebuilder@edwardjones.com, or write to the Fund at:

Mailing Address:

Bridge Builder Trust

P.O. Box 219062

Kansas City, MO 64121-9062

Overnight Address:

Bridge Builder Trust

430 W 7th Street, Suite 219062

Kansas City, MO 64105-1407

BRIDGE BUILDER TAX MANAGED INTERNATIONAL EQUITY FUND

INFORMATION STATEMENT

December 3, 2024

This information statement (the “Information Statement”) is being made available to the shareholders of the Bridge Builder Tax Managed International Equity Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board”) of (i) an amendment to the investment sub-advisory agreement dated May 9, 2022 among the Trust, Olive Street Investment Advisers, LLC (“Olive Street” or the “Adviser”), the investment adviser to the Fund, and J.P. Morgan Investment Management Inc. (“JPMorgan”), pursuant to which JPMorgan serves as an investment subadviser to the Fund (the “JPMorgan Sub-advisory Agreement”); and (ii) an investment sub-advisory agreement among the Trust, Olive Street and Thompson, Siegel & Walmsley LLC (“TSW” and, together with JPMorgan, the “Subadvisers” and each a “Subadviser”), pursuant to which TSW serves as an investment subadviser to the Fund (the “TSW Sub-advisory Agreement” and, together with the JPMorgan Sub-advisory Agreement, the “Sub-advisory Agreements” and each a “Sub-advisory Agreement”).

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment subadvisers to the Fund with the approval of the Board. Although approval by the Fund’s shareholders is not required, pursuant to a condition of this order, Olive Street is required to furnish Fund shareholders with certain information about JPMorgan and TSW and the Sub-advisory Agreements.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Olive Street is the Fund’s investment adviser. Pursuant to the terms of an exemptive order granted to Olive Street and the Trust by the SEC on August 6, 2013 (the “Exemptive Order”), Olive Street employs a so-called “manager-of-managers” arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as investment adviser or subadviser to the fund. The Exemptive Order exempts Olive Street and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows Olive Street, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote.

As described in more detail below, at its meeting held on August 28–29, 2024, the Board approved (i) the appointment of JPMorgan and TSW as investment subadvisers to the Fund and the Sub-advisory Agreements, and (ii) the termination of T. Rowe Price Associates, Inc. (“T. Rowe Price”) as investment subadviser to the Fund. The appointment of JPMorgan and TSW, and the termination of T. Rowe Price, became effective on or around October 22, 2024.

Before the appointment of JPMorgan and TSW, the Fund had three subadvisers other than T. Rowe Price (the “Existing Subadvisers”). Two of the Existing Subadvisers each manage one or more portions, or sleeves, of the assets of the Fund, by providing a model portfolio to the third Existing Subadviser, Parametric Portfolio Associates LLC (“Parametric” or the “Overlay Manager”). Parametric implements the recommendations of the Existing Subadvisers as the overlay manager of the Fund appointed by Olive Street. Parametric also serves as the direct indexing manager for the Fund, and in this role manages one or more allocated portions of the Fund pursuant to a strategy that is designed to provide similar exposure to certain designated indices. After the appointment of JPMorgan and TSW as additional subadvisers and the termination of T. Rowe Price, the portion of the Fund’s assets previously allocated to T. Rowe Price were reallocated among JPMorgan and TSW as part of a broader reallocation of assets among JPMorgan, TSW and the Existing Subadvisers, which continue to manage portions of the assets of the Fund. Olive Street may reallocate the Fund’s assets among the subadvisers in its discretion at any time, including down to 0% in one or more subadvisers.

Olive Street recommended that the Board appoint JPMorgan and TSW as subadvisers to the Fund for multiple reasons, including because Olive Street believes that JPMorgan’s international equity strategy, which leans towards growth, and TSW’s international equity strategy, which leans toward value, will, in combination, assist the Fund in achieving its investment objective. Olive Street also believes that the Subadvisers’ investment styles complement the investment styles of the Existing Subadvisers. Additionally, Olive Street believes the appointment of JPMorgan and TSW will allow the Fund overall to better complement and diversify investments in Edward Jones Advisory Solutions® (“Advisory Solutions”), Edward Jones Guided Solutions® (“Guided Solutions”) and Edward Jones Financial Advisor Managed Solutions™ (“FA Managed Solutions”), each an investment advisory program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”), an affiliate of the Adviser.

The appointment of JPMorgan and TSW as subadvisers to the Fund (together with other Fund subadviser changes that were approved by the Board at its August 28–29, 2024 meeting and asset reallocations among JPMorgan, TSW and the Existing Subadvisers) will result in an increase in the Fund’s overall expenses of approximately three basis points at Fund asset levels as of June 30, 2024, which is caused by a reduction in the Adviser’s fee waiver in order for the Adviser to pay the higher aggregate sub-advisory fees to the Fund’s subadvisers. Importantly, the increase in sub-advisory fees will not cause the Fund’s shareholders to pay management fees above the Adviser’s contractual management fee.

Olive Street has contractually agreed to waive its management fee to the extent management fees to be paid to Olive Street exceed the management fees the Fund is required to pay the subadvisers. This fee waiver is currently in effect until October 28, 2025 and will continue thereafter for subsequent one-year periods until terminated. If Olive Street determines to hire new subadvisers, subject to the Board’s approval, or reallocate the Fund’s assets in the future, the Fund’s expenses may increase.

THE BOARD’S CONSIDERATIONS IN APPROVING THE JPMORGAN SUB-ADVISORY AGREEMENT

Pursuant to Section 15 of the 1940 Act, the Board, including a majority of the Trustees who are not parties to the JPMorgan Sub-advisory Agreement or “interested persons” of any party, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to initially approve and, after an initial two year term, to approve annually the continuance of the JPMorgan Sub-advisory Agreement.

At a meeting held on August 28–29, 2024 (the “August Proposal Meeting”), the Board, including a majority of the Independent Trustees, considered and approved the JPMorgan Sub-advisory Agreement for an initial two-year term.

Pursuant to the Exemptive Order obtained by the Adviser and the Trust from the SEC, the Adviser is permitted, subject to certain conditions, to select new subadvisers for the Fund with the approval of the Board but without obtaining shareholder approval.

In advance of the August Proposal Meeting, including at a meeting held August 14, 2024 (the “August Review Meeting” and, together with the August Proposal Meeting, the “August Meetings”), the Adviser and JPMorgan provided information to the Board in response to requests for information by the Independent Trustees to facilitate the Board’s evaluation of the JPMorgan Sub-advisory Agreement. The information furnished by the Adviser and JPMorgan included materials describing, among other matters: (i) the nature, extent and quality of the services proposed to be provided by JPMorgan; (ii) JPMorgan’s investment management personnel, including portfolio managers that would be involved in managing the allocated portion of the Fund’s portfolio (the “JPMorgan Allocated Portion”); (iii) JPMorgan’s operations and financial health; (iv) JPMorgan’s investment philosophy and investment process that would be used to manage the JPMorgan Allocated Portion; (v) the sub-advisory fees proposed to be payable to JPMorgan; (vi) JPMorgan’s compliance policies and procedures; (vii) the investment performance of a mutual fund managed by JPMorgan with investment strategies similar to those proposed to be employed by JPMorgan in managing the JPMorgan Allocated Portion; and (viii) other “fall out” benefits that JPMorgan may receive based on its relationship with the Fund. In addition, at the August Review Meeting, representatives of the Adviser and JPMorgan, made presentations and responded to questions regarding JPMorgan’s proposed services, fees, and other aspects of the proposed sub-advisory relationship. The Board also discussed these presentations and materials at the August Proposal Meeting.

Throughout the evaluation process, the Board received advice from Fund counsel, and the Independent Trustees received separate advice from their independent legal counsel, including advice regarding the legal standards applicable to the consideration of the approval of sub-advisory agreements. The Independent Trustees met separately in executive session with their independent legal counsel to discuss the materials presented and other matters deemed relevant to their consideration of the JPMorgan Sub-advisory Agreement.

In considering and approving the JPMorgan Sub-advisory Agreement, the Trustees considered information and factors that they deemed relevant, including, but not limited to, the information and factors discussed in further detail below. The Board’s determination to approve the JPMorgan Sub-advisory Agreement was based on a comprehensive consideration of all information provided to the Board. The Board considered not only the specific information presented to the Board in connection with its consideration of the JPMorgan Sub-advisory Agreement, but also the Board’s experience through past interactions with JPMorgan in connection with the Board’s oversight of series of the Trust that currently have JPMorgan as a subadviser to an allocated portion of their respective portfolios. In this regard, the Board considered the information provided in connection with the approval of the continuation of JPMorgan’s sub-advisory agreement with respect to such other series of the Trust, which was completed at the Board’s meeting on May 29–30, 2024. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors and information.

1. The nature, extent and quality of the services to be provided by JPMorgan under the JPMorgan Sub-advisory Agreement. The Board considered the nature, extent and quality of the services proposed to be provided to the Fund by JPMorgan, including its responsibilities for management of the JPMorgan Allocated Portion. The Board considered that the services proposed to be provided by JPMorgan would include providing a model portfolio to Parametric, the tax overlay manager for the Fund, that represents JPMorgan’s recommendation as to the securities to be purchased, sold, or retained by the Fund and monitoring and updating such model portfolio on an on-going basis. The Board considered the investment research capabilities and investment philosophy and processes to be used by JPMorgan in constructing, maintaining and updating its model portfolio, including how JPMorgan’s investment philosophy and processes complement those of the other subadvisers that manage other portions of the Fund. The Board also reviewed the background and experience of JPMorgan’s portfolio management personnel that will have a role in the day-to-day management of the JPMorgan Allocated Portion. The Board considered JPMorgan’s ability to attract and retain qualified investment professionals, the experience and skills of management and investment personnel of JPMorgan, and JPMorgan’s reputation and overall financial strength.

The Board also considered other services to be provided to the JPMorgan Allocated Portion under the Adviser’s supervision, as applicable, such as monitoring adherence to the Fund’s investment restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations, and monitoring valuation and liquidity. The Board considered the report of the chief compliance officer of the Trust regarding the due diligence review of JPMorgan’s compliance program and other operational matters, and the chief compliance officer’s conclusion that JPMorgan’s compliance program is reasonably designed and effectively implemented to prevent violations of the federal securities laws with respect to its services to be provided to the JPMorgan Allocated Portion and that JPMorgan has adopted procedures reasonably necessary to prevent access persons from violating JPMorgan’s code of ethics.

Based on these considerations, the Board concluded, within the context of its full deliberations, that JPMorgan is capable of providing services of the nature, extent and quality contemplated by the terms of the JPMorgan Sub-advisory Agreement.

2. Fees and Other Expenses. The Board reviewed the sub-advisory fees proposed to be payable to JPMorgan. The Board also reviewed comparative fee information provided by JPMorgan, including information from JPMorgan regarding the fees charged to other clients with investment objectives and investment strategies similar those that JPMorgan proposes to utilize for the JPMorgan Allocated Portion, including a mutual fund for which JPMorgan serves as primary investment adviser and institutional separate account clients. The Board reviewed information about structural, operational and other differences, including the amount of assets being managed and the range of services provided, between such other clients and the JPMorgan Allocated Portion.

The Board considered the anticipated impact of JPMorgan’s fee on the Fund’s overall expenses, noting that the Adviser has contractually agreed to waive its management fees for the Fund to the extent management fees to be paid to the Adviser exceed the aggregate sub-advisory fees to be paid to each subadviser to the Fund, including JPMorgan for the management of the JPMorgan Allocated Portion. The Board noted that the hiring of JPMorgan (together with other subadviser changes that were approved by the Board at the August Proposal Meeting and asset reallocations among the existing and new subadvisers) would result in an increase in the Fund’s overall expenses of approximately three basis points at Fund asset levels as of June 30, 2024 caused by a reduction in the Adviser’s fee waiver in order for the Adviser to pay the higher aggregate sub-advisory fees to the Fund’s subadvisers. The Board further noted that the increase in sub-advisory fees would not cause the Fund’s shareholders to pay management fees above the Adviser’s contractual management fee. The Board noted that the Adviser may not terminate this waiver arrangement without Board approval until October 28, 2025, at the earliest.

Based on these considerations, the Board concluded, within the context of its full deliberations, that the proposed sub-advisory fees payable under the JPMorgan Sub-advisory Agreement are reasonable in light of the nature, extent and quality of the services expected to be rendered by JPMorgan.

3. JPMorgan’s Investment Performance Record. Because JPMorgan, if approved, would be new to the Fund, the Board was not able to evaluate JPMorgan’s actual investment performance record for the JPMorgan Allocated Portion. However, the Board received and considered information about the investment performance of JPMorgan, including, for purposes of considering the investment skill and experience of JPMorgan, composite or other performance data showing JPMorgan’s capabilities in managing another mutual fund for which JPMorgan serves as primary investment adviser that has investment objectives and investment strategies similar to those that JPMorgan proposes to utilize for the JPMorgan Allocated Portion. The Board also noted that it would have an opportunity to review JPMorgan’s actual performance record for the JPMorgan Allocated Portion of the Fund at future regular meetings of the Board and in connection with future annual reviews of the JPMorgan Sub-advisory Agreement.

4. Profitability and Economies of Scale. The Board did not consider profitability of JPMorgan to be a material factor in its determination, given that JPMorgan is not affiliated with the Adviser and the Board received representations from the Adviser and JPMorgan that the proposed sub-advisory fees are the result of arm’s length negotiations. Further, the Board was satisfied that the Adviser employed a rigorous sub-advisory fee negotiation process. The Board also considered information about whether the Fund’s fee structure is designed to share the benefits of economies of scale with shareholders as the Fund’s assets grow. In this regard, the Board noted that JPMorgan has agreed to contractual breakpoints in its fee schedule, which would accrue to the benefit of Fund shareholders in light of the Adviser’s contractual fee waiver.

5. Indirect Benefits. The Board considered other benefits to JPMorgan from its proposed relationship with the Fund. The Board noted that JPMorgan may derive a benefit to its reputation and standing in the investment community from its proposed relationship with the Fund.

CONCLUSION

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the full Board, and the Independent Trustees voting separately, approved the JPMorgan Sub-advisory Agreement for an initial two-year term.

THE BOARD’S CONSIDERATIONS IN APPROVING THE TSW SUB-ADVISORY AGREEMENT

Pursuant to Section 15 of the 1940 Act, the Board, including a majority of the Independent Trustees, must determine whether to initially approve and, after an initial two year term, to approve annually the continuance of the TSW Sub-advisory Agreement.

At the August Proposal Meeting, the Board, including a majority of the Independent Trustees, considered and approved the TSW Sub-advisory Agreement for an initial two-year term.

Pursuant to the Exemptive Order obtained by the Adviser and the Trust from the SEC, the Adviser is permitted, subject to certain conditions, to select new subadvisers for the Fund with the approval of the Board but without obtaining shareholder approval.

In advance of the August Proposal Meeting, including at the August Review Meeting, the Adviser and TSW provided information to the Board in response to requests for information by the Independent Trustees to facilitate the Board’s evaluation of the TSW Sub-advisory Agreement. The information furnished by the Adviser and TSW included materials describing, among other matters: (i) the nature, extent and quality of the services proposed to be provided by TSW; (ii) TSW’s investment management personnel, including the portfolio manager that would be involved in managing the allocated portion of the Fund’s portfolio (the “TSW Allocated Portion”); (iii) TSW’s operations and financial health; (iv) TSW’s investment philosophy and investment process that would be used to manage the TSW Allocated Portion; (v) the sub-advisory fees proposed to be payable to TSW; (vi) TSW’s compliance policies and procedures; (vii) the investment performance of other registered funds managed by TSW with investment strategies similar to those proposed to be employed by TSW in managing the TSW Allocated Portion; and (viii) other “fall out” benefits that TSW may receive based on its relationship with the Fund. In addition, at the August Review Meeting, representatives of the Adviser and TSW, made presentations and responded to questions regarding TSW’s proposed services, fees, and other aspects of the proposed sub-advisory relationship. The Board also discussed these presentations and materials at the August Proposal Meeting.

Throughout the evaluation process, the Board received advice from Fund counsel, and the Independent Trustees received separate advice from their independent legal counsel, including advice regarding the legal standards applicable to the consideration of the approval of sub-advisory agreements. The Independent Trustees met separately in executive session with their independent legal counsel to discuss the materials presented and other matters deemed relevant to their consideration of the TSW Sub-advisory Agreement.

In considering and approving the TSW Sub-advisory Agreement, the Trustees considered information and factors that they deemed relevant, including, but not limited to, the information and factors discussed in further detail below. The Board’s determination to approve the TSW Sub-advisory Agreement was based on a comprehensive consideration of all information provided to the Board. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors and information.

1. The nature, extent and quality of the services to be provided by TSW under the TSW Sub-advisory Agreement. The Board considered the nature, extent and quality of the services proposed to be provided to the Fund by TSW, including its responsibilities for management of the TSW Allocated Portion. The Board considered that the services proposed to be provided by TSW would include providing a model portfolio to Parametric, the tax overlay manager for the Fund, that represents TSW’s recommendation as to the securities to be purchased, sold, or retained by the Fund and monitoring and updating such model portfolio on an on-going basis. The Board considered the investment research capabilities and investment philosophy and processes to be used by TSW in constructing, maintaining and updating its model portfolio, including how TSW’s investment philosophy and processes complement those of the other subadvisers that manage other portions of the Fund. The Board also reviewed the background and experience of TSW’s portfolio management personnel that will have a role in the day-to-day management of the TSW Allocated Portion. The Board considered TSW’s ability to attract and retain qualified investment professionals, the experience and skills of management and investment personnel of TSW, and TSW’s reputation and overall financial strength.

The Board also considered other services to be provided to the TSW Allocated Portion under the Adviser’s supervision, as applicable, such as monitoring adherence to the Fund’s investment restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations, and monitoring valuation and liquidity. The Board considered the report of the chief compliance officer of the Trust regarding the due diligence review of TSW’s compliance program and other operational matters, and the chief compliance officer’s conclusion that TSW’s compliance program is reasonably designed and effectively implemented to prevent violations of the federal securities laws with respect to its services to be provided to the TSW Allocated Portion and that TSW has adopted procedures reasonably necessary to prevent access persons from violating TSW’s code of ethics.

Based on these considerations, the Board concluded, within the context of its full deliberations, that TSW is capable of providing services of the nature, extent and quality contemplated by the terms of the TSW Sub-advisory Agreement.

2. Fees and Other Expenses. The Board reviewed the sub-advisory fees proposed to be payable to TSW. The Board also reviewed comparative fee information provided by TSW, including information from TSW regarding the fees charged to other clients with investment objectives and investment strategies similar those that TSW proposes to utilize for the TSW Allocated Portion, including other registered funds for which TSW serves as subadviser and non-registered fund clients. The Board reviewed information about structural, operational and other differences, including the amount of assets being managed and the range of services provided, between such other clients and the TSW Allocated Portion.

The Board considered the anticipated impact of TSW’s fee on the Fund’s overall expenses, noting that the Adviser has contractually agreed to waive its management fees for the Fund to the extent management fees to be paid to the Adviser exceed the aggregate sub-advisory fees to be paid to each subadviser to the Fund, including TSW for the management of the TSW Allocated Portion. The Board noted that the hiring of TSW (together with other subadviser changes that were approved by the Board at the August Proposal Meeting and asset reallocations among the existing and new subadvisers) would result in an increase in the Fund’s overall expenses of approximately three basis points at Fund asset levels as of June 30, 2024 caused by a reduction in the Adviser’s fee waiver in order for the Adviser to pay the higher aggregate sub-advisory fees to the Fund’s subadvisers. The Board further noted that the increase in sub-advisory fees would not cause the Fund’s shareholders to pay management fees above the Adviser’s contractual management fee. The Board noted that the Adviser may not terminate this waiver arrangement without Board approval until October 28, 2025, at the earliest.

Based on these considerations, the Board concluded, within the context of its full deliberations, that the proposed sub-advisory fees payable under the TSW Sub-Advisory Agreement are reasonable in light of the nature, extent and quality of the services expected to be rendered by TSW.

3. TSW’s Investment Performance Record. Because TSW, if approved, would be new to the Fund, the Board was not able to evaluate TSW’s actual investment performance record for the TSW Allocated Portion. However, the Board received and considered information about the investment performance of TSW, including, for purposes of considering the investment skill and experience of TSW, composite or other performance data showing TSW’s capabilities in managing other registered funds for which TSW serves as subadviser that have investment objectives and investment strategies similar to those that TSW proposes to utilize for the TSW Allocated Portion. The Board also noted that it would have an opportunity to review TSW’s actual performance record for the TSW Allocated Portion of the Fund at future regular meetings of the Board and in connection with future annual reviews of the TSW Sub-advisory Agreement.

4. Profitability and Economies of Scale. The Board did not consider profitability of TSW to be a material factor in its determination, given that TSW is not affiliated with the Adviser and the Board received representations from the Adviser and TSW that the proposed sub-advisory fees are the result of arm’s length negotiations. Further, the Board was satisfied that the Adviser employed a rigorous sub-advisory fee negotiation process. The Board also considered information about whether the Fund’s fee structure is designed to share the benefits of economies of scale with shareholders as the Fund’s assets grow. In this regard, the Board noted that TSW has agreed to contractual breakpoints in its fee schedule, which would accrue to the benefit of Fund shareholders in light of the Adviser’s contractual fee waiver.

5. Indirect Benefits. The Board considered other benefits to TSW from its proposed relationship with the Fund. The Board noted that TSW may derive a benefit to its reputation and standing in the investment community from its proposed relationship with the Fund.

CONCLUSION

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the full Board, and the Independent Trustees voting separately, approved the TSW Sub-advisory Agreement for an initial two-year term.

DESCRIPTION OF THE MATERIAL TERMS OF THE SUB-ADVISORY AGREEMENTS

Set forth below is a summary of all material terms of the Sub-advisory Agreements. The terms of each Sub-advisory Agreement are the same in all material respects unless otherwise noted below. Although the summary below is qualified in its entirety by reference to the JPMorgan Sub-advisory Agreement included as Exhibit A hereto and the TSW Sub-advisory Agreement included as Exhibit B hereto, shareholders should still read the summary below carefully.

INVESTMENT ADVISORY SERVICES

Subject to the oversight of the Board and the Adviser, and within the framework of the Fund’s investment objective, policies and restrictions as set forth in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, and any specific investment guidelines, limitations or restrictions applicable thereto, each Subadviser shall provide the following non-discretionary investment advisory services with respect to the Subadviser’s Allocated Portion:

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Each Subadviser shall construct and maintain on a continuous basis a model portfolio representing the Subadviser’s recommendations as to the securities to be purchased, sold or retained by the Fund with respect to the Subadviser’s Allocated Portion (the “Model Portfolio”), which Model Portfolio will be used by the Overlay Manager in the investment of the assets of the Subadviser’s Allocated Portion in accordance with the Overlay Manager’s investment subadvisory agreement with the Adviser (the “Overlay Manager Agreement”). Each Subadviser shall be responsible for updating or changing the Model Portfolio’s investment recommendations as may be necessary or advisable, which may consist of additions, removals or adjustments of the constituent securities or the weightings of the constituent securities comprising the Model Portfolio (each, a “Model Portfolio Update”). Each Subadviser has adopted policies and procedures and/or put in place appropriate internal controls to ensure the Model Portfolio is maintained and updated accurately as necessary or advisable and operates as intended with respect to the Subadviser’s Allocated Portion.

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Each Subadviser shall provide the Model Portfolio and each Model Portfolio Update to the Overlay Manager using a web- or cloud-based portal or other communication or transmission interface or methodology designated by the Overlay Manager or the Adviser (the “Designated Portal”). In connection with the foregoing, each Subadviser shall provide such information concerning the Model Portfolio and/or the Model Portfolio Update in such manner as reasonably required by the Designated Portal, or otherwise as the Adviser or the Overlay Manager may reasonably request. The Subadviser shall (and, with respect to the TSW Sub-advisory Agreement, subject to TSW’s policies and procedures and disclosures made in its Form ADV-Part 2A) provide each Model Portfolio Update to the Overlay Manager and/or the Adviser with such frequency as determined by the Adviser to be necessary or appropriate and at the reasonable request of the Adviser or as otherwise directed by the Adviser. With respect to the JPMorgan Sub-advisory Agreement, JPMorgan will, with respect to any updates to the Model Portfolio, deliver the corresponding Model Portfolio Update to the Overlay Manager on at least a one day lag, but in no event with greater than a one week lag. Additionally, JPMorgan shall not be liable to the extent that JPMorgan’s delivery of the Model Portfolio or any Model Portfolio Update is not received within the agreed upon timeframe by the Overlay Manager as a result of any technical issues with the Designated Portal.

●

Each Subadviser is responsible for verifying the accuracy and completeness of the Model Portfolio and each Model Portfolio Update. Each Subadviser is responsible for confirming that the Model Portfolio and each Model Portfolio Update has been timely and accurately provided to the Overlay Manager or as otherwise directed by the Adviser, and the Subadviser shall promptly report to the Adviser any errors made by such Subadviser with respect to the Model Portfolio or any Model Portfolio Update.

●

Each Subadviser acknowledges that the Subadviser shall not have investment discretion with respect to any of the securities that are purchased or sold on behalf of the Subadviser’s Allocated Portion and shall have no authority or responsibility to place orders for the execution of purchase and sale transactions on behalf of the Subadviser’s Allocated Portion. Each Subadviser further acknowledges that the Overlay Manager shall have certain discretion, as specified in the Overlay Manager Agreement, regarding the timing and manner of implementing the Model Portfolio’s recommendations on behalf of the Subadviser’s Allocated Portion.

●

With respect to each Subadviser’s Allocated Portion, the Subadviser will not exercise “investment discretion” of the securities held in the Fund within the meaning of Section 13(f) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and shall not be responsible for filing any required reports pursuant to Sections 13(f), 13(d) and 13(g) of the Exchange Act and the rules thereunder (or, with respect to the TSW Sub-advisory Agreement, similar reports that are required to be filed only by the investment manager with “investment discretion” of the securities held in the Fund in foreign jurisdictions).

●

Each Subadviser is responsible to the extent that any trade error losses or compliance violations incurred by the Fund and/or the Adviser are solely the result of the Subadviser’s failure to properly update (or, with respect to the TSW Sub-advisory Agreement, maintain) the Model Portfolio or failure to properly provide the Model Portfolio or any Model Portfolio Update to the Overlay Manager (and, with respect to the JPMorgan Sub-advisory Agreement, within the timeframe as agreed upon between Adviser and JPMorgan); provided, however, that the Subadviser shall not be responsible for any such losses or compliance violations that result from the manner or timing in which the Overlay Manager exercises discretion regarding the timing and manner of implementing the Model Portfolio’s recommendations on behalf of the Subadviser’s Allocated Portion pursuant to the Overlay Manager Agreement. With respect to the JPMorgan Sub-advisory Agreement, in the event that the Fund, or the Overlay Manager on behalf of the Fund, requests reimbursement for a realized loss due to a trade error as a result of a failure of JPMorgan to properly maintain or update the Model Portfolio, the Fund or Overlay Manager, as applicable, shall provide information to JPMorgan describing the reasonable basis for the determination that such error is attributed to JPMorgan and the analysis regarding the amount of loss. With respect to the JPMorgan Sub-advisory Agreement, for the avoidance of doubt, JPMorgan shall not be responsible for any payments under this paragraph absent such information from the Fund or the Overlay Manager.

●

In providing the services under the applicable Sub-advisory Agreement, each Subadviser shall construct, maintain and update the Model Portfolio in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Subadviser, and any specific investment guidelines, limitations or restrictions applicable thereto, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act and the rules of the National Futures Association, as applicable, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. From time to time, the Adviser or the Fund may provide the Subadvisers with written copies of other investment policies, guidelines and restrictions applicable to each Subadviser’s construction, maintenance and updating of the Model Portfolio, which shall become effective at such time as agreed upon by both parties. Nothing herein shall be construed to relieve a Subadviser of responsibility for the Model Portfolio’s compliance with the documents, requirements, limitations and instructions applicable thereto.

In addition to providing the non-discretionary investment advisory services set forth above with respect to the applicable Allocated Portion, each Subadviser will, at its own expense:

●

advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Subadviser’s Allocated Portion and, upon request, furnish the Adviser and the Fund with periodic and special reports (including any research, economic and statistical data, as applicable to the Subadviser’s responsibilities under the applicable Sub-advisory Agreement, which, with respect to the TSW Sub-advisory Agreement, is not restricted from furnishing due to contractual obligations) on the Model Portfolio and its constituent securities and on the performance of its obligations under the applicable Sub-advisory Agreement;

●

submit such reports and information as the Adviser or the Fund may reasonably request to assist the Fund’s custodian (the “Custodian”) (and/or, with respect to the TSW Sub-advisory Agreement, the Adviser) in its determination of the market value of securities held in the Fund;

●

obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are included in the Model Portfolio or considered for inclusion in the Model Portfolio;

●

employ professional portfolio managers and, if deemed necessary, securities analysts who provide research services with respect to the Model Portfolio (with respect to the JPMorgan Sub-advisory Agreement) or with respect to the Fund (with respect to the TSW Sub-advisory Agreement);

●	prior to each delivery of a Model Portfolio Update to the Adviser and/or the Overlay Manager, monitor the Model Portfolio’s compliance with all applicable Model Portfolio compliance limitations;

●

adopt written policies and procedures reasonably designed to prevent violation by a Subadviser, or any of its supervised persons (as such term is defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)), of the Advisers Act and the rules thereunder and all other laws and regulations relevant to the performance of its duties under the applicable Sub-advisory Agreement (the “Model Portfolio Procedures”);

●

to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer (“CCO”) of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the CCO of the Trust or the Adviser (with respect to the TSW Sub-advisory Agreement, via any reasonable means including submission to an electronic portal, which may be updated from time to time by the CCO of the Trust or the Adviser via email notice notwithstanding the formal notice provisions of the TSW Sub-advisory Agreement) with (a) current copies of the applicable compliance manual or policies and procedures (including the Model Portfolio Procedures) of the Subadviser in effect from time to time (including prompt notice of any material changes thereto), (b) reports of any violations of the Subadviser’s compliance manual or polices and procedures, as applicable, (including the Model Portfolio Procedures) that occurred in connection with the provision of services to the Fund, (c) a copy of the Subadviser’s annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (d)(i) with respect to the JPMorgan Sub-advisory Agreement, the opportunity to review and/or discuss with JPMorgan the substance of any correspondence between JPMorgan and a regulatory agency in connection with regulatory examinations or proceedings related to the services provided by JPMorgan under the JPMorgan Sub-advisory Agreement, (d)(ii) with respect to the TSW Sub-advisory Agreement, written summaries of any correspondence between TSW and a regulatory agency in connection with regulatory examinations or proceedings, (e) upon request, a certificate of the CCO of the Subadviser to the effect that the policies and procedures (including the Model Portfolio Procedures) of the Subadviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1 under the 1940 Act), and (f), with respect to the TSW Sub-advisory Agreement, copies of any deficiency letters and/or correspondence from a regulatory agency closing-out a regulatory examination or proceeding;

●

as applicable to the Subadviser’s responsibilities under the applicable Sub-advisory Agreement, comply with all procedures and policies adopted (or, with respect to the TSW Sub-advisory Agreement, approved) by the Board in compliance with applicable law, including without limitation requirements under the 1940 Act, (together, the “Fund Procedures”) provided to the Subadviser by the Adviser or the Fund and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Subadviser;

●

maintain a written code of ethics (the “Code of Ethics”) that the Subadviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent “access persons,” as such term is defined in Rule 17j-1, from violating its Code of Ethics;

●

complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries regarding a Subadviser’s duties and obligations under its applicable Sub-advisory Agreement submitted to the Subadviser in writing within a reasonable period of time;

●

furnish to the Board such information as may reasonably be requested by the Board in order for the Board to evaluate the applicable Sub-advisory Agreement or any proposed amendments thereto for the purposes of approving the applicable Sub-advisory Agreement, the renewal thereof or any amendment thereto;

●

to the extent called for by the Fund Procedures, or as reasonably requested by the Fund (or, with respect to the TSW Sub-advisory Agreement, the Adviser), provide the Fund (and, with respect to the TSW Sub-advisory Agreement, the Adviser) with information and advice regarding assets in the Subadviser’s Allocated Portion (which, with respect to the JPMorgan Sub-advisory Agreement, are consistent with the Model Portfolio) to assist the Fund (and, with respect to the TSW Sub-advisory Agreement, the Adviser) in (i) determining the appropriate fair value of such assets, the appropriate pricing sources for such assets, and whether pricing information provided by the Fund’s pricing agents is reasonable; (ii) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Fund’s liquidity classification agents is reasonable; and (iii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Fund’s derivatives risk management program;

●

except as necessary to perform its duties and obligations under the applicable Sub-advisory Agreement or except as otherwise permitted by the Fund Procedures, shall treat confidentially, and shall not disclose without the consent of the Fund, all information in respect of the Model Portfolio, including, without limitation, the identification and market value or other pricing information of any and all securities or other investments that are constituents in the Model Portfolio, and any and all changes of securities or other investments effected for the Model Portfolio by a Model Portfolio Update (including past, pending and proposed changes); and

●

upon request, will review the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Subadviser, the manner in which the Subadviser provides the services to the Subadviser’s Allocated Portion and information relating directly or indirectly to the Subadviser (the “Subadviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

INDEMNIFICATION

Each Subadviser is obligated to indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses): (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Subadviser Disclosure and (ii) resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Subadviser’s obligations under the applicable Sub-advisory Agreement, or from the Subadviser’s reckless disregard of its obligations and duties under the applicable Sub-advisory Agreement; provided, however, that the Subadviser’s obligation under the applicable Sub-advisory Agreement shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the applicable Sub-advisory Agreement.

The Adviser is obligated to indemnify and hold harmless each Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under the applicable Sub-advisory Agreement, or from the Adviser’s reckless disregard of its obligations and duties under such Sub-advisory Agreement; provided, however, that the Adviser’s obligation under such Sub-advisory Agreement shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Subadviser, is caused by or is otherwise directly related to the Subadviser’s own willful misfeasance, bad faith, or gross negligence, or to the reckless disregard of its duties under such Sub-advisory Agreement.

LIMITATION OF LIABILITY

Each Subadviser shall be liable to the Fund and/or the Adviser for any loss (including brokerage charges) incurred by the Fund as a result of any investment made on behalf of the Fund based on the Model Portfolio provided by the Subadviser to the extent the Model Portfolio is in violation of the Fund’s investment policies, investment guidelines and applicable law. Each Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to the Subadviser by the Adviser or the Fund, and only with respect to the Subadviser Disclosure in such Disclosure Documents.

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties on the part of each Subadviser, the Subadviser shall not be subject to liability to the Adviser or the Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Subadviser.

MAINTENANCE OF BOOKS AND RECORDS

Under the Sub-advisory Agreements, each Subadviser is required to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities under the Sub-advisory Agreement required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities under the Sub-advisory Agreement required by Rule 204-2 of the Advisers Act for the period specified in that rule. Notwithstanding the foregoing, neither Subadviser has a responsibility for the maintenance of the Fund’s records, except for those related to the Subadviser’s Allocated Portion.

REPORTING OBLIGATION

Each Subadviser has an obligation to provide prompt notice to the Adviser and Fund about developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the performance of the services to the Subadviser’s Allocated Portion, material changes in the processes or methodologies used to perform the services to the Subadviser’s Allocated Portion, any changes in senior management, operations, financial condition or ownership of the Subadviser’s firm, and the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. Each Subadviser shall immediately notify the Adviser and the Trust in the event that the Subadviser: (1) becomes subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to the applicable Sub-advisory Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization) (that, with respect to the JPMorgan Sub-advisory Agreement, relates to the services to be provided to the Fund). Each Subadviser (with respect to the JPMorgan Sub-advisory Agreement, if legally permitted), shall promptly notify the Adviser of any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the Trust or the Fund.

DURATION AND TERMINATION

Each Sub-advisory Agreement was approved by the Board at the August Proposal Meeting for an initial term of two years and is scheduled to continue in effect for subsequent periods only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that each Sub-advisory Agreement may be terminated (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to a Subadviser, or (c) by a Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. Each Sub-advisory Agreement will terminate automatically and immediately in the event of its assignment (as defined under the 1940 Act), or in the event of a termination of the Adviser’s investment advisory agreement with the Trust, on behalf of the Fund.

GOVERNING LAW

The Sub-advisory Agreements are governed by and construed in accordance with the substantive laws of the State of Delaware.

ADDITIONAL INFORMATION ABOUT OLIVE STREET AND THE SUBADVISERS

INFORMATION ABOUT OLIVE STREET

Olive Street, located at 12555 Manchester Road, St. Louis, Missouri 63131, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Olive Street dated July 10, 2013, as amended. As investment adviser, Olive

Street manages the Fund pursuant to a manager-of-managers structure, whereby Olive Street has overall responsibility for the general management and day-to-day operations of the Fund but has retained one or more investment subadvisers to make the investment decisions for allocated portions of the Fund’s assets. For these services, the Fund pays Olive Street an annual fee of 0.60% of its average daily net assets. The Adviser has contractually agreed to waive its management fees through at least October 28, 2025, to the extent management fees to be paid to the Adviser exceed the aggregate management fees payable by the Fund to the Fund’s subadvisers.

For the fiscal year ended June 30, 2024, the Fund paid Olive Street advisory fees in the amount of $8,043,000. Olive Street waived $3,541,000 of such advisory fees.

INFORMATION ABOUT JPMORGAN

JPMorgan, located at 383 Madison Avenue, New York, NY 10179, serves as an investment subadviser to the Fund pursuant to the JPMorgan Sub-advisory Agreement. JPMorgan is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. For its services as a subadviser, JPMorgan is entitled to receive a fee from the Fund. As of June 30, 2024, JPMorgan had assets under management of approximately $3.15 trillion.

Listed below are the names, titles and principal business addresses of each principal executive officer and director of JPMorgan.

Name	Title	Address
George C.W. Gatch	Director-Chairperson	383 Madison Avenue, New York, NY 10179
Paul A. Quinsee	Director
Robert C. Michele	Director
Andrew Powell	Director
John T. Donohue	Director
Joy C. Dowd	Director
Anton T. Pil	Director
Andrea L. Lisher	Director
Benjamin A. Hesse	Director

JPMorgan currently acts as an adviser or subadviser to two other registered investment companies with similar investment objectives to those of the Fund. The table below sets forth certain information with respect to the assets of the other investment companies.

Fund Name	Assets of Investment Company (as of June 30, 2024)
JPMorgan International Equity Fund	$4.44 billion
Subadvised Client A	$315 million

INFORMATION ABOUT TSW

TSW, located at 6641 W. Broad Street, Ste. 600, Richmond, VA 23230, serves as an investment subadviser to the Fund pursuant to the TSW Sub-advisory Agreement. TSW is a Delaware limited liability company and an SEC registered investment adviser. TSW is an indirect wholly owned subsidiary of Perpetual Limited. For its services as a subadviser, TSW is entitled to receive a fee from the Fund. As of June 30, 2024, TSW had assets under management of approximately $19.4 billion.

Listed below are the names, titles and principal business addresses of each principal executive officer and director of TSW.

Name	Title	Address
Brett P. Hawkins	Chief Investment Officer	6641 W. Broad Street, Suite 600, Richmond, VA 23230
Wayne W. Boyles	Chief Compliance Officer
Joseph M. VanCaster	Chief Financial Officer, Executive Officer, and Member of the Board of Managers
John S. Horsley	Director of Client Service, Executive Officer, and Member of the Board of Managers
Francis B. Durand	Portfolio Manager; Research Analyst, Executive Officer, and Member of the Board of Managers
Pieter E. Van Saun	Chief Operating Officer
Simone A. Mosse	Member of the Board of Managers
Christopher M. Golden	Member of the Board of Managers
Craig Squires	Member of the Board of Managers
Alan J. Lo Proto	Member of the Board of Managers

TSW currently acts as adviser or subadviser to four other registered investment companies with similar investment objectives to those of the Fund. The table below sets forth certain information with respect to the assets of the other investment companies.

Fund Name	Assets of Investment Company (as of June 30, 2024)
Transamerica International Equity Fund	$4,386.1 million
Transamerica International Equity Trust	$188.1 million
Strategic Advisers International Fund	$1,157.2 million
MML Foreign Fund	$171.9 million

ADDITIONAL INFORMATION ABOUT THE FUND

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, serves as the Fund’s Administrator and Custodian.

ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the Fund’s Transfer Agent and dividend disbursing agent.

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as principal underwriter in a continuous public offering of the Fund’s shares.

PAYMENT OF EXPENSES

The Fund will pay the expenses of the preparation, printing and mailing of this Information Statement.

COMMISSIONS PAID TO AFFILIATED BROKERS

During the Fund’s most recently completed fiscal year ended June 30, 2024, the Fund did not pay any commissions to any affiliated brokers.

BENEFICIAL OWNERSHIP OF SHARES

As of October 31, 2024, the following persons owned of record more than 5% of the shares of the Fund. On that date, the trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

NAME AND ADDRESS	NUMBER OF SHARES	PERCENT
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	149,854,416.672	99.9912%

The information as to beneficial ownership is based on statements furnished to the Fund by the trustees of the Trust, and/or on the records of the Trust’s transfer agent.

ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund’s annual report dated June 30, 2024, the Fund’s Form N-CSR dated June 30, 2024 or the Fund’s semi-annual report dated December 31, 2023, shareholders of the Fund may visit www.bridgebuildermutualfunds.com/literature, call 1-855-823-3611, write to the Fund via e-mail at bridgebuilder@edwardjones.com, or write to the Fund at:

Mailing Address:

Bridge Builder Trust

P.O. Box 219062

Kansas City, MO 64121-9062

Overnight Address:

Bridge Builder Trust

430 W 7th Street, Suite 219062

Kansas City, MO 64105-1407

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more Fund shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1-855-823-3611 or forward a written request to the following addresses if you would like to: (1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address:

Mailing Address:

Bridge Builder Trust

P.O. Box 219062

Kansas City, MO 64121-9062

Overnight Address:

Bridge Builder Trust

430 W 7th Street, Suite 219062

Kansas City, MO 64105-1407

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a Delaware statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

 EXHIBIT INDEX

Exhibit No.	Exhibit
(A)	(i) Investment Sub-advisory Agreement (J.P. Morgan Investment Management Inc.), dated May 9, 2022
(ii) Amendment No. 1 to the Investment Sub-advisory Agreement (J.P. Morgan Investment Management Inc.), dated September 6, 2024
(B)	Investment Sub-advisory Agreement (Thompson, Siegel & Walmsley LLC), dated September 6, 2024

EXHIBIT (A)(i)

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 9th day of May, 2022, by and among J.P. Morgan Investment Management Inc., a Delaware corporation located at 270 Park Avenue, New York, New York 10017 (the “Sub-Adviser”), Olive Street Investment Advisers, LLC, a Missouri limited liability company located at 12555 Manchester Road, St. Louis, MO 63131 (the “Adviser”), and, for the sole purpose of paying compensation due to the Sub-Adviser under Section 6(a) of this Agreement, the Bridge Builder Trust, a Delaware statutory trust located at 12555 Manchester Road, St. Louis, MO 63131 (the “Trust”), on behalf of the series of the Trust indicated on Schedule A to this Agreement (each, a “Fund” and collectively, the “Funds”).

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, Bridge Builder Trust, a Delaware statutory trust located at 12555 Manchester Road, St. Louis, MO 63131 (the “Trust”), is an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for the Funds, under the terms of an investment advisory agreement, dated July 10, 2013 and amended as of February 19, 2015, and June 9, 2017, between the Adviser and the Trust on behalf of the Fund (the “Advisory Agreement”); and

WHEREAS, the Advisory Agreement provides that the Adviser may retain one or more sub-advisers, subject to the approval of the Trust’s Board of Trustees (the “Board”), including a majority of trustees of the Board who are not “interested persons” of the Adviser (the “Independent Trustees”), in accordance with the requirements of the 1940 Act, to render portfolio management services to the Fund pursuant to investment sub-advisory agreements between the Trust, the Adviser and each such sub-adviser; and

WHEREAS, the Trust’s Board has duly consented to and approved the appointment of the Sub-Adviser to provide the non-discretionary investment advisory services specified herein (the “Services”) with respect to a portion of the assets of the Fund allocated to the Sub-Adviser (the “Allocated Portion”), including to make recommendations as to the securities to be purchased, sold or retained in the Allocated Portion; and

WHEREAS, the Adviser has retained a separate sub-adviser (the “Overlay Manager”) to implement the Sub-Adviser’s recommended purchase and sale transactions on behalf of the Allocated Portion pursuant to an investment sub-advisory agreement by and among the Trust, the Adviser and the Overlay Manager (the “Overlay Manager Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser to provide the Services to the Allocated Portion in the manner and on the terms set out in this Agreement, and the Sub-Adviser desires to provide such Services.

NOW, THEREFORE, WITNESSETH: The parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

(a)

Acceptance. The Adviser hereby appoints the Sub-Adviser, and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as a non-discretionary investment adviser to the Fund with respect to the Allocated Portion.

(b)

Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized in this Agreement or another writing by the Trust or Adviser to the Sub-Adviser, have no authority to act for or be deemed an agent of the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund.

(c)

The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that (i) it has all requisite power and authority to enter into and perform its obligations under this Agreement; (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; (iii) neither it nor any “affiliated person” of it, as such term is defined in Section 2(a)(3) of the 1940 Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act; (iv) it is duly registered as an adviser under the Advisers Act; and (v) except as otherwise specified herein, it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Fund and the Adviser.

The Sub-Adviser further represents, warrants, and agrees that it shall:

(i)	Use its best judgment and efforts in rendering the Services to the Trust and the Fund as contemplated by this Agreement;

(ii)	Maintain all licenses and registrations necessary to perform its duties and Services hereunder in good order;

(iii)	Conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, and any other applicable state and/or self-regulatory organization regulations; and

(iv)

Maintain errors and omissions insurance coverage in an appropriate amount and, shall, upon reasonable request, provide Adviser a written description of any material changes in its insurance policies or insurance coverage. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(d)

The Adviser’s Representations. The Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Adviser further represents, warrants and agrees that: (i) it will maintain all licenses and registrations necessary to perform its duties under its Advisory Agreement in good order, and (ii) that it has the authority under the Advisory Agreement to appoint the Sub-Adviser.

(e)	Plenary Authority of the Board. The Sub-Adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board.

2.	DELIVERY OF DOCUMENTS.

(a)	The Adviser has furnished or will furnish to the Sub-Adviser copies of each of the following documents:

(i)	The Declaration of the Trust as in effect on the date hereof;

(ii)	The By-laws of the Trust in effect on the date hereof;

(iii)	The resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

(iv)	The Advisory Agreement;

(v)	The Overlay Manager Agreement (excluding the portion of Schedule A attached thereto describing the compensation payable to the Overlay Manager);

(vi)	The Code of Ethics of the Trust and of the Adviser as currently in effect;

(vii)	Current copies of the Fund’s Prospectus and Statement of Additional Information; and

(viii)

A statement of the investment objectives and policies of the Model Portfolio (as defined below) and any specific investment guidelines, limitations or restrictions applicable thereto (collectively, the “Investment Guidelines”).

The Adviser shall furnish the Sub-Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any. The Adviser retains the right, on written notice to the Sub-Adviser from the Adviser, to modify the Investment Guidelines in any manner at any time and the Sub-Adviser shall comply with the amended Investment Guidelines as soon as practicable.

(b)	The Sub-Adviser has furnished or will furnish the Adviser with copies of each of the following documents:

(i)	the Sub-Adviser’s most recent copy of Form ADV filed with the SEC;

(ii)	the Sub-Adviser’s most recent financials;

(iii)	separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions with respect to the Services to the Adviser or its agent;

(iv)	the Code of Ethics (defined below) of the Sub-Adviser as currently in effect; and

(v)	the Sub-Adviser’s compliance policies applicable to its compliance with Rule 206-7 of the Adviser’s Act and certificate of insurance of its errors and omissions insurance policy.

The Sub-Adviser shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any. Additionally, the Sub-Adviser shall provide to the Adviser such other documents relating to the Services under this Agreement as the Adviser may reasonably request on a periodic basis. Such amendments or supplements shall be provided within thirty (30) days of the time such materials became available to the Sub-Adviser.

3.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES

(a)

Within the framework of the Fund’s investment objective, policies and restrictions as set forth in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, and the Investment Guidelines (as defined in Section 2(a)), and subject to the supervision of the Board and the Adviser, the Sub-Adviser shall provide the following non-discretionary investment advisory services with respect to the Allocated Portion:

(i)

The Sub-Adviser shall construct and maintain on a continuous basis a model portfolio representing the Sub-Adviser’s recommendations as to the securities to be purchased, sold or retained by the Fund with respect to the Allocated Portion (the “Model Portfolio”), which Model Portfolio will be used by the Overlay Manager in the investment of the assets of the Allocated Portion in accordance with the Overlay Manager Agreement. The Sub-Adviser shall be responsible for updating or changing the Model Portfolio’s investment recommendations as may be necessary or advisable, which may consist of additions, removals or adjustments of the constituent securities or the weightings of the constituent securities comprising the Model Portfolio (each, a “Model Portfolio Update”). The Sub-Adviser has adopted policies and procedures and/or put in place appropriate internal controls to ensure the Model Portfolio is maintained and updated accurately as necessary or advisable and operates as intended with respect to the Allocated Portion.

(ii)

The Sub-Adviser shall provide the Model Portfolio and each Model Portfolio Update to the Overlay Manager using a web-based portal or other interface or methodology designated by the Overlay Manager or the Adviser (the “Designated Portal”). In connection with the foregoing, the Sub-Adviser shall provide such information concerning the Model Portfolio and/or the Model Portfolio Update in such manner as reasonably required by the Designated Portal, or otherwise as the Adviser or the Overlay Manager may reasonably request. The Sub-Adviser shall provide each Model Portfolio Update to the Overlay Manager and/or the Adviser with such frequency as determined by the Adviser to be necessary or appropriate and at the reasonable request of the Adviser or as otherwise directed by the Adviser. For avoidance of doubt, with respect to any updates to the Model Portfolio it is understood that the Sub-Adviser will deliver the corresponding Model Portfolio Update to the Overlay Manager on at least a one day lag, but in no event with greater than a one week lag. Sub-Adviser shall not be liable to the extent that Sub-Adviser’s delivery of the Model Portfolio or any Model Portfolio Update is not received within the agreed upon timeframe by the Overlay Manager as a result of any technical issues with the Designated Portal.

(iii)

The Sub-Adviser is responsible for verifying the accuracy and completeness of the Model Portfolio and each Model Portfolio Update. The Sub-Adviser is responsible for confirming that the Model Portfolio and each Model Portfolio Update has been timely and accurately provided to the Overlay Manager or as otherwise directed by the Adviser, and the Sub-Adviser shall promptly report to the Adviser any errors made by Sub-Adviser with respect to the Model Portfolio or any Model Portfolio Update.

(iv)

The Sub-Adviser acknowledges that the Sub-Adviser shall not have investment discretion with respect to any of the securities that are purchased or sold on behalf of the Allocated Portion and shall have no authority or responsibility to place orders for the execution of purchase and sale transactions on behalf of the Allocated Portion. The Sub-Adviser further acknowledges that the Overlay Manager shall have certain discretion, as specified in the Overlay Manager Agreement, regarding the timing and manner of implementing the Model Portfolio’s recommendations on behalf of the Allocated Portion.

(v)

With respect to the Allocated Portion, the Sub-Adviser will not exercise “investment discretion” of the securities held in the Fund within the meaning of Section 13(f) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and shall not be responsible for filing any required reports pursuant to Sections 13(f), 13(d) and 13(g) of the Exchange Act and the rules thereunder.

(vi)

The Sub-Adviser is responsible to the extent that any trade error losses or compliance violations incurred by the Fund and/or the Adviser are solely the result of the Sub-Adviser’s failure to properly update the Model Portfolio or failure to properly provide the Model Portfolio or any Model Portfolio Update to the Overlay Manager within the timeframe as agreed upon between Adviser and Sub-Adviser; provided, however, that the Sub-Adviser shall not be responsible for any such losses or compliance violations that result from the manner or timing in which the Overlay Manager exercises discretion regarding the timing and manner of implementing the Model Portfolio’s recommendations on behalf of the Allocated Portion pursuant to the Overlay Manager Agreement. In the event that the Fund, or the Overlay Manager on behalf of the Fund, requests reimbursement for a realized loss due to a trade error as a result of a failure of the Sub-Adviser to properly maintain or update the Model Portfolio, the Fund or Overlay Manager, as applicable, shall provide information to the Sub-Adviser describing the reasonable basis for the determination that such error is attributed to the Sub-Adviser and the analysis regarding the amount of loss. For the avoidance of doubt, the Sub-Adviser shall not be responsible for any payments under this paragraph (vi) absent such information from the Fund or the Overlay Manager.

(vii)

In providing the Services under this Agreement, the Sub-Adviser shall construct, maintain and update the Model Portfolio in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser, in compliance with the Investment Guidelines furnished pursuant to Section 2(a), and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act (the “CEA”) and the rules of the National Futures Association (the “NFA Rules”), as applicable, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. From time to time, the Adviser or the Fund may provide the Sub-Adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser’s construction, maintenance and updating of the Model Portfolio, which shall become effective at such time as agreed upon by both parties. Nothing herein shall be construed to relieve the Sub-Adviser of responsibility for the Model Portfolio’s compliance with the documents, requirements, limitations and instructions referenced in this Section 3(a)(vii) (collectively, the “Model Portfolio Compliance Limitations”).

(b)	In addition to providing the non-discretionary investment advisory services set forth in Section 3(a) above with respect to the Allocated Portion, the Sub-Adviser will, at its own expense:

(i)

advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Allocated Portion and, upon request, furnish the Adviser and the Fund with periodic and special reports (including any research, economic and statistical data, as applicable to the Sub-Adviser’s responsibilities under this Agreement) on the Model Portfolio and its constituent securities and on the performance of its obligations under this Agreement;

(ii)

submit such reports and information as the Adviser or the Fund may reasonably request to assist the Fund’s custodian (the “Custodian”) in its determination of the market value of securities held in the Fund;

(iii)

obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are included in the Model Portfolio or considered for inclusion in the Model Portfolio;

(iv)	employ professional portfolio managers and, if deemed necessary, securities analysts who provide research services with respect to the Model Portfolio;

(v)	prior to each delivery of a Model Portfolio Update to the Adviser and/or the Overlay Manager, monitor the Model Portfolio’s compliance with the Model Portfolio Compliance Limitations;

(vi)

adopt written policies and procedures reasonably designed to prevent violation by the Sub-Adviser, or any of its supervised persons (as such term is defined in the Advisers Act), of the Advisers Act and the rules thereunder and all other laws and regulations relevant to the performance of its duties under this Agreement (the “Model Portfolio Procedures”);

(vii)

to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Trust or the Adviser with (a) current copies of the compliance manual (including the Model Portfolio Procedures) of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) reports of any violations of the Sub-Adviser’s compliance manual (including the Model Portfolio Procedures) that occurred in connection with the provision of services to the Fund, (c) a copy of the Sub-Adviser’s annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (d) subject to Section 13 of this Agreement, the opportunity to review and/or discuss with the Sub-Adviser during normal business hours the substance of any correspondence between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings related to the Services, and (e) upon request, a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures (including the Model Portfolio Procedures) of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

(viii)

as applicable to the Sub-Adviser’s responsibilities under this Agreement, comply with all procedures and policies adopted by the Board in compliance with applicable law, including without limitation requirements under the 1940 Act, (together, the “Fund

Procedures”) provided to the Sub-Adviser by the Adviser or the Fund and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-Adviser;

(ix)

maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent “access persons,” as such term is defined in Rule 17j-1, from violating its Code of Ethics;

(x)

complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries regarding Sub-Adviser’s duties and obligations under this Agreement submitted to the Sub-Adviser in writing, within a reasonable period of time as agreed upon between Sub-Adviser and Adviser;

(xi)

furnish to the Adviser or the Board of Trustees such information as may reasonably be requested by the Board of Trustees in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto;

(xii)

to the extent called for by the Pricing and Valuation Procedures, or as reasonably requested by the Fund, provide the Fund with information and advice regarding assets in the Allocated Portion which are consistent with the Model Portfolio to assist the Fund in (i) determining the appropriate valuations of such assets, the appropriate pricing sources for such assets, and whether pricing information provided by the Fund’s pricing agents is reasonable; (ii) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Fund’s liquidity classification agents is reasonable; and (iii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Fund’s derivatives risk management program;

(xiii)

except as necessary to perform its duties and obligations under this Agreement or except as otherwise permitted by the Fund Procedures, shall treat confidentially, and shall not disclose without the consent of the Fund, all information in respect of the Model Portfolio, including, without limitation, the identification and market value or other pricing information of any and all securities or other investments that are constituents in the Model Portfolio, and any and all changes of securities or other investments effected for the Model Portfolio by a Model Portfolio Update (including past, pending and proposed changes); and

(xiv)

upon request, will review the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the Securities and Exchange Commission (the “SEC”) (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Sub-Adviser, the manner in which the Sub-Adviser provides the Services to the Allocated Portion and information relating directly or indirectly to the Sub-Adviser (the “Sub-Adviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)

In providing Services under this Agreement, the Sub-Adviser shall (i) maintain all licenses and registrations necessary to perform its duties hereunder in good order; (ii) conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, the CEA, the NFA Rules, as necessary to perform it duties hereunder, and any other applicable state and/or self-regulatory organization regulations; and (iii) maintain adequate errors and omissions insurance.

(d)

The Fund, the Adviser or their respective agents will timely provide the Sub-Adviser with such information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

(e)

The Adviser will be responsible for all class actions and lawsuits involving the Fund or securities held, or formerly held, in the Fund. The Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. To the extent the Sub-Adviser receives notices of class action suits involving issuers presently or formerly held in the Fund, the Sub-Adviser shall promptly forward such notices to the Adviser and, with the consent of the Adviser, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

4.	PROXY VOTING

The Sub-Adviser shall not be required to take any action with respect to the voting of proxies solicited by or with respect to the issuers of securities of the Allocated Portion. Moreover, if the Sub-Adviser receives a misdirected proxy, it shall promptly forward such misdirected proxy to the Adviser.

5.	ALLOCATION OF EXPENSES

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser specifically agrees that the Sub-Adviser shall not be responsible for the following expenses:

(a)	fees and expenses incurred in connection with the issuance, registration and transfer of the Fund’s shares;

(b)	brokerage and commission expenses incurred by the Fund;

(c)

all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its Custodian, shareholder services agent and accounting services agent;

(d)	interest charges on any Fund borrowings;

(e)

costs and expenses of pricing and calculating its daily net asset value (including, without limitation, any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s assets) and of maintaining its books of account required under the 1940 Act, except for the expenses incurred by the Sub-Adviser in connection with its services under Section 12 hereunder, which are expenses of the Sub-Adviser;

(f)	Fund taxes, if any;

(g)	except as stated below, expenditures in connection with meetings of the Fund’s shareholders and the Board;

(h)

salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee;

(i)	insurance premiums on property or personnel of the Fund which inure to the Fund’s benefit, including liability and fidelity bond insurance;

(j)	legal, auditing and accounting fees of the Fund and trade association dues or educational program expenses of the Trust or the Board; and

(k)

fees and expenses (including legal fees) of registering and maintaining registration of the Fund’s shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any.

The Sub-Adviser specifically agrees that with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) providing the personnel, office space, furnishings, and equipment reasonably necessary to provide the Services to the Fund hereunder, and (ii) the reasonable costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Sub-Adviser because a shareholder vote is required to take action. Additionally, the Sub-Adviser agrees that the Sub-Adviser shall be responsible for reasonable expenses, such amount not to exceed ten thousand dollars ($10,000), incurred by the Fund or the Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit involving the Sub-Adviser to which neither the Fund nor the Adviser is a party. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

6.	SUB-ADVISORY FEES

(a)

Each Fund shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept, as full compensation for all Services furnished or provided to such Fund pursuant to this Agreement a fee, based on the Current Net Assets (as defined below) of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the Allocated Portion’s net assets, including cash included in the Model Portfolio, if any, as of the most recent preceding day for which the Fund’s net assets were computed, and the Allocated Portion shall be calculated based on the portion of the net assets of the Fund determined by the Overlay Manager, in the manner prescribed by the Adviser, to be attributable to the Model Portfolio. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Current Net Assets of the Allocated Portion equals zero.

(b)

The Sub-Adviser voluntarily may reduce any portion of the fees due to it pursuant to this Agreement. Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Sub-Adviser hereunder.

7.	PORTFOLIO TRANSACTIONS

The Sub-Adviser shall not be authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion. The Sub-Adviser shall not act as custodian for the assets of the Allocated Portion or take or have possession of any assets of the Allocated Portion.

8.	LIABILITY; STANDARD OF CARE AND INDEMNIFICATION

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 3 above) comply with all Model Portfolio Compliance Limitations, including the investment policies, guidelines and restrictions of the Fund shall act at all times in the best interests of the Fund. The Sub-Adviser shall be liable to the Fund and/or the Adviser for any loss (including brokerage charges) incurred by the Fund as a result of any investment made on behalf of the Fund based on the Model Portfolio provided by the Sub-Adviser to the extent the Model Portfolio is in violation of Section 3(a)(vii) hereof. The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to the Sub-Adviser by the Adviser or the Fund, and only with respect to the Sub-Adviser Disclosure in such Disclosure Documents. However, it is understood that to the extent Adviser deviates from, or makes changes to, the information provided by Sub-Adviser for the Disclosure Documents rendering the information inaccurate or incomplete, Sub-Adviser shall not be liable.

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser or Fund may have under any federal securities law or state law.

The Sub-Adviser shall indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure and (ii) resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-Adviser’s obligations under this Agreement, or from the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser or Fund, the Adviser or Fund shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Adviser or the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Sub-Adviser may have under any federal securities law or state law.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser’s obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith, or gross negligence, or to the reckless disregard of its duties under this Agreement.

No provision of this Agreement shall be construed to protect any Trustee or Officer of the Fund, or officer of the Adviser or Sub-Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

Neither the Adviser nor the Sub-Adviser shall be liable for special, consequential or incidental damages, except to the extent any loss in connection with a trade error may be considered special, consequential or incidental damages.

The Sub-Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

9.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)

This Agreement shall become effective upon approval by the Board and its execution by the parties hereto. Pursuant to the exemptive relief obtained in the SEC Order dated on or about August 6, 2013, Investment Company Act Release No. 30592, approval of the Agreement by a majority of the outstanding voting securities of the Fund is not required, and the Sub-Adviser acknowledges that it shall be without the protection (if any) accorded by shareholder approval of an investment adviser’s receipt of compensation under Section 36(b) of the 1940 Act. Further, pursuant to the exemptive relief obtained in the SEC Order dated December 29, 2021, Investment Company Act Release No. 34456, the initial approval of the Agreement (and any material amendment to such Agreement) is not required to be obtained at an in-person meeting of the Board (the “Non-In-Person Exemptive Order”).

(b)

This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement. As used in this Section 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(c)

In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the affected Fund’s affairs and, at the request of the Board or the Adviser, transfer any and all books and records of the affected Fund maintained by the Sub-Adviser on behalf of the affected Fund, provided that Sub-Adviser may retain copies of such records as required by law or to satisfy any obligation it has thereunder.

(d)

The Sub-Adviser shall promptly notify the Adviser of any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act.

10.	SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as the Services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliates may continue to engage in providing services and advice to other investment advisory clients. The Adviser agrees that Sub-Adviser may provide services and take action in the performance of its duties with respect to any of its other clients which may differ from services provided or the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to require Sub-Adviser, its principals, affiliates, agents or employees to recommend the purchase or sale for the Fund of any security which it or they may purchase or sell, or recommend the purchase or sale, for its or their own account or for the account of any other client.

11.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and this Agreement may be amended only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder or any exemption therefrom, including the Non-In-Person Exemptive Order.

12.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any such records upon the Fund’s or the Adviser’s request, provided, however, that Sub-Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Allocated Portion.

13.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any “Non-public Personal Information,” as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other party and the Overlay Manager and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities. The receiving party may disclose or disseminate the disclosing party’s Confidential Information to its employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party’s obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to the other party’s and the Overlay Manager’s Confidential Information. In addition, each party shall promptly notify the other party in writing upon learning of any unauthorized disclosure or use of the other party’s and the Overlay Manager’s Confidential Information by such party or its agents.

The term “Confidential Information,” as used herein, means any of a party’s or the Overlay Manager’s proprietary or confidential information including, without limitation, any Non-public Personal Information of such party or the Overlay Manager, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that may be obtained by the other party from any source or that may be developed as a result of this Agreement and Non-public Personal Information that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing orally or by other means and whether or not such information is marked as confidential. Confidential Information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 13, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 13 shall survive any termination of this Agreement.

14.	REPORTS AND ACCESS

To the extent not otherwise identified in this Agreement, the Sub-Adviser agrees to supply such other information and documentation to the Adviser and to permit such compliance inspections by the Adviser or the Fund as shall be reasonably necessary to permit the Adviser and the Fund’s service providers to satisfy their obligations and respond to the reasonable requests of the Trust.

15.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other, to the extent legally permissible, in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

16.	NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and Fund about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the performance of the Services to the Allocated Portion, material changes in the processes or methodologies used to perform the Services to the Allocated Portion, any changes in senior management, operations, financial condition or ownership of the Sub-Adviser’s firm, and the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser shall immediately notify the Adviser and the Trust in the event that the Sub-Adviser: (1) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization) that relates to the services to be provided to the Fund. The Sub-Adviser, if legally permitted, shall promptly notify the Adviser of any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the Trust or the Fund.

17.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

Adviser:	General Counsel Edward D. Jones & Co. L.P. 12555 Manchester Road St. Louis, MO 63131 and Olive Street Investment Advisers, LLC 12555 Manchester Road St. Louis, MO 63131 Attn: Chief Compliance Officer

Sub-Adviser	J.P. Morgan Investment Management Inc. 270 Park Avenue New York, N.Y. 10017 Attn: Ana Brands

Trust/Fund:	Bridge Builder Trust On behalf of the applicable Fund 12555 Manchester Road St. Louis, MO 63131 Attn: Secretary

18.	ASSIGNMENT

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment,” as that term is defined in section 2(a)(4) of the 1940 Act.

19.	SEVERABILITY AND ENTIRE AGREEMENT

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.

20.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21.	CONSULTATION WITH OTHER SUB-ADVISERS

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with the Overlay Manager or any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the assets in the Allocated Portion.

22.	CHANGE IN THE SUB-ADVISER’S OWNERSHIP

The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change of control of the Sub-Adviser, as defined in the 1940 Act, within a reasonable time prior to such change being effected.

22.	USE OF NAME

The Sub-Adviser hereby consents to the use of its name in each Fund’s Disclosure Documents, shareholder communications, advertising and sales literature. The Sub-Adviser shall not use the name or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust or a Fund in its marketing materials unless it first receives prior written approval of the Trust and the Adviser.

It is understood that the name of each party to this Agreement, as well as the name of the Trust and each Fund, and any derivatives thereof or logos associated with that name is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rule and regulations.

23.	FORCE MAJEURE

The Sub-Adviser shall not be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or gross negligence of the Sub-Adviser and could not have been reasonably prevented by the Sub-Advisor through back-up systems and other business continuation and disaster recovery procedures commonly employed by other registered investment advisers that meet reasonable commercial standards in the investment company industry. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics/pandemics, quarantine restrictions, and freight embargoes. Upon the occurrence of such an event that results in a delay in the performance of Sub-Adviser’s obligations under this Agreement, the Sub-Adviser agrees to use commercially reasonable efforts to become operational as quickly as possible under the circumstances and to seek to mitigate any damages that may be caused as a result of such an event. Further, the Sub-Adviser shall notify the Adviser of the occurrence of an event that has resulted in a delay in the performance of its obligations under this Agreement and the estimated recovery time.

24.	COUNTERPARTS

This Agreement may be executed simultaneously or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

25.	MISCELLANEOUS

Where the effect of a requirement of the 1940 Act or Advisers Act, as amended, reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

26.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

OLIVE STREET INVESTMENT ADVISERS, LLC
(Adviser)

By:	/s/ Thomas C. Kersting
Name: Thomas C. Kersting
Title: President

BRIDGE BUILDER TRUST
on behalf of the series listed on Schedule A hereto

By:	/s/ Aaron J. Masek
Name: Aaron J. Masek
Title: Treasurer

J.P. MORGAN INVESTMENT MANAGEMENT INC.
(Sub-Adviser)

By:	/s/ Ana Brands
Name: Ana Brands
Title: Vice President

Schedule A

Fund(s) and Fees

Series of Bridge Builder Trust	Annual Sub-Advisory Fee Rate

Bridge Builder Tax Managed Small/Mid Cap Fund

EXHIBIT (A)(ii)

AMENDMENT NO. 1

TO INVESTMENT SUB-ADVISORY AGREEMENT

This Amendment No. 1 (the “Amendment”) to the Investment Sub-Advisory Agreement dated May 9, 2022, (the “Sub-Advisory Agreement”), by and among Olive Street Investment Advisers, LLC (the “Adviser”), J.P. Morgan Investment Management Inc., (the “Sub-Adviser”), and the Bridge Builder Trust (the “Trust”), on behalf of the series of the Trust indicated on Schedule A (each a “Fund” and collectively, the “Funds”), is entered into and effective as of the 6th day of September, 2024, by and among the Adviser, the Sub-Adviser, and the Trust, on behalf of the Funds. All capitalized terms used, but not defined, herein shall have the meanings given to them in the Sub-Advisory Agreement.

WITNESSETH

WHEREAS, the Adviser and the Trust, on behalf of the Funds, have entered into an Investment Advisory Agreement, dated July 10, 2013, as amended (the “Advisory Agreement”), pursuant to which the Adviser renders investment advisory services to the Funds pursuant to the terms and conditions of the Advisory Agreement;

WHEREAS, pursuant to the authority granted to the Adviser under the Advisory Agreement, the Adviser has retained the Sub-Adviser to render portfolio management services to the Funds pursuant to the terms of the Sub-Advisory Agreement;

WHEREAS, pursuant to Section 6(a) of the Sub-Advisory Agreement, the Funds pay the Sub-Adviser for the services provided by the Sub-Adviser to the Funds;

WHEREAS, Schedule A to the Sub-Advisory Agreement lists the Funds and sets forth the annual sub-advisory fee rates due to the Sub-Adviser by the Funds;

WHEREAS, the Adviser, the Sub-Adviser and the Trust, on behalf of the Funds, desire to update Schedule A of the Sub-Advisory Agreement to, among other things, add the Bridge Builder Tax Managed International Equity Fund; and

WHEREAS, pursuant to Section 11 of the Sub-Advisory Agreement, the Sub-Advisory Agreement may be amended only by a written instrument signed by all parties to the Sub-Advisory Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereby agree as follows:

1.	Fund(s) and Fees. Schedule A to the Sub-Advisory Agreement is hereby deleted in its entirety and replaced with the new Schedule A attached hereto.

2.

Amendments. Except as specifically amended hereby, the Sub-Advisory Agreement shall continue in full force and effect in accordance with its terms. This Amendment shall not itself be amended except as part of any future amendment to the Sub-Advisory Agreement effected in accordance with the terms thereof.

3.

Severability and Entire Agreement. If any provision of this Amendment shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Amendment shall not be affected thereby. This Amendment embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreement and understandings relating to this Amendment’s subject matter.

4.	Captions. The captions in the Amendment are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

5.

Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Amendment may be communicated by electronic transmission (which shall include email but not facsimile) and shall be binding on the parties so transmitting their signatures.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the day and year written above.

BRIDGE BUILDER TRUST
on behalf of the series listed on Schedule A hereto

By:	/s/ Colleen R. Dean
Name: Colleen R. Dean
Title: President

OLIVE STREET INVESTMENT ADVISERS, LLC

By:	/s/ Thomas C. Kersting
Name: Thomas C. Kersting
Title: President

J.P. MORGAN INVESTMENT MANAGEMENT INC.
(Sub-Adviser)

By:	/s/ Jonathan Petty
Name: Jonathan Petty
Title: Vice President

Schedule A

Fund(s) and Fees

Series of Bridge Builder Trust	Annual Sub-Advisory Fee Rate

Bridge Builder Tax Managed Small/Mid Cap Fund

Bridge Builder Tax Managed International Equity Fund

EXHIBIT B

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 6th day of September, 2024, by and among Thompson, Siegel & Walmsley LLC, a Delaware limited liability company located at 6641 West Broad Street, Suite 600, Richmond, VA 23230 (the “Sub-Adviser”), Olive Street Investment Advisers, LLC, a Missouri limited liability company located at 12555 Manchester Road, St. Louis, MO 63131 (the “Adviser”), and, for the sole purpose of paying compensation due to the Sub-Adviser under Section 6(a) of this Agreement, the Bridge Builder Trust, a Delaware statutory trust located at 12555 Manchester Road, St. Louis, MO 63131 (the “Trust”), on behalf of the series of the Trust indicated on Schedule A to this Agreement (each, a “Fund” and collectively, the “Funds”).

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, Bridge Builder Trust, a Delaware statutory trust located at 12555 Manchester Road, St. Louis, MO 63131 (the “Trust”), is an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for the Funds, under the terms of an investment advisory agreement, dated July 10, 2013, as amended February 19, 2015, June 9, 2017, February 16, 2022 and December 2, 2022, between the Adviser and the Trust on behalf of the Fund (the “Advisory Agreement”); and

WHEREAS, the Advisory Agreement provides that the Adviser may retain one or more sub-advisers, subject to the approval of the Trust’s Board of Trustees (the “Board”), including a majority of trustees of the Board who are not “interested persons” of the Adviser (the “Independent Trustees”), in accordance with the requirements of the 1940 Act, to render portfolio management services to the Fund pursuant to investment sub-advisory agreements between the Trust, the Adviser and each such sub-adviser; and

WHEREAS, the Trust’s Board has duly consented to and approved the appointment of the Sub-Adviser to provide the non-discretionary investment advisory services specified herein (the “Services”) with respect to a portion of the assets of the Fund allocated to the Sub-Adviser (the “Allocated Portion”), including to make recommendations as to the securities to be purchased, sold or retained in the Allocated Portion; and

WHEREAS, the Adviser has retained a separate sub-adviser (the “Overlay Manager”) to implement the Sub-Adviser’s recommended purchase and sale transactions on behalf of the Allocated Portion pursuant to an investment sub-advisory agreement by and among the Trust, the Adviser and the Overlay Manager (the “Overlay Manager Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser to provide the Services to the Allocated Portion in the manner and on the terms set out in this Agreement, and the Sub-Adviser desires to provide such Services.

NOW, THEREFORE, WITNESSETH: The parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

(a)

Acceptance. The Adviser hereby appoints the Sub-Adviser, and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as a non-discretionary investment adviser to the Fund with respect to the Allocated Portion.

(b)

Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized in this Agreement or another writing by the Trust or Adviser to the Sub-Adviser, have no authority to act for or be deemed an agent of the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund.

(c)

The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that (i) it has all requisite power and authority to enter into and perform its obligations under this Agreement; (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; (iii) neither it nor any “affiliated person” of it, as such term is defined in Section 2(a)(3) of the 1940 Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act; (iv) it is duly registered as an adviser under the Advisers Act; and (v) except as otherwise specified herein, it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Fund and the Adviser.

The Sub-Adviser further represents, warrants, and agrees that it shall:

(i)	Use its best judgment and efforts in rendering the Services to the Trust and the Fund as contemplated by this Agreement;

(ii)	Maintain all licenses and registrations necessary to perform its duties and Services hereunder in good order;

(iii)	Conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, and any other applicable state and/or self-regulatory organization regulations; and

(iv)

Maintain errors and omissions insurance coverage in an amount not less than its current level of coverage and shall provide written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any materials claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(d)

The Adviser’s Representations. The Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Adviser further represents, warrants and agrees that it has the authority under the Advisory Agreement to appoint the Sub-Adviser.

(e)	Plenary Authority of the Board. The Sub-Adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board.

2.	DELIVERY OF DOCUMENTS.

(a)	The Adviser has furnished or will furnish to the Sub-Adviser copies of each of the following documents:

(i)	The Declaration of the Trust as in effect on the date hereof;

(ii)	The By-laws of the Trust in effect on the date hereof;

(iii)	The resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

(iv)	The Advisory Agreement;

(v)	The Overlay Manager Agreement (excluding the portion of Schedule A attached thereto describing the compensation payable to the Overlay Manager);

(vi)	The Code of Ethics of the Trust and of the Adviser as currently in effect;

(vii)	Current copies of the Fund’s Prospectus and Statement of Additional Information; and

(viii)

A statement of the investment objectives and policies of the Model Portfolio (as defined below) and any specific investment guidelines, limitations or restrictions applicable thereto (collectively, the “Investment Guidelines”).

The Adviser shall furnish the Sub-Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any. The Adviser retains the right, on written notice to the Sub-Adviser from the Adviser, to modify the Investment Guidelines in any manner at any time and the Sub-Adviser shall comply with the amended Investment Guidelines.

(b)	The Sub-Adviser has furnished or will furnish the Adviser with copies of each of the following documents:

(i)	the Sub-Adviser’s most recent registration statement on Form ADV;

(ii)	the Sub-Adviser’s most recent balance sheet;

(iii)	separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions with respect to the Services to the Adviser or its agent;

(iv)	the Code of Ethics (defined below) of the Sub-Adviser as currently in effect; and

(v)

complete and accurate copies of any compliance manuals, insurance policies, and such other management or operational documents as the Adviser may reasonably request in writing (on behalf of itself or the Board) in assessing the Sub-Adviser.

The Sub-Adviser shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any. Additionally, the Sub-Adviser shall provide to the Adviser such other documents relating to the Services under this Agreement as the Adviser may reasonably request on a periodic basis. Such amendments or supplements shall be provided within thirty (30) days of the time such materials became available to the Sub-Adviser.

3.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES

(a)

Within the framework of the Fund’s investment objective, policies and restrictions as set forth in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, and the Investment Guidelines (as defined in Section 2(a)), and subject to the supervision of the Board and the Adviser, the Sub-Adviser shall provide the following non-discretionary investment advisory services with respect to the Allocated Portion:

(i)

The Sub-Adviser shall construct and maintain on a continuous basis a model portfolio representing the Sub-Adviser’s recommendations as to the securities to be purchased, sold or retained by the Fund with respect to the Allocated Portion (the “Model Portfolio”), which Model Portfolio will be used by the Overlay Manager in the investment of the assets of the Allocated Portion in accordance with the Overlay Manager Agreement. The Sub-Adviser shall be responsible for updating or changing the Model Portfolio’s investment recommendations as may be necessary or advisable, which may consist of additions, removals or adjustments of the constituent securities or the weightings of the constituent securities comprising the Model Portfolio (each, a “Model Portfolio Update”). The Sub-Adviser has adopted policies and procedures and/or put in place appropriate internal controls to ensure the Model Portfolio is maintained and updated accurately as necessary or advisable and operates as intended with respect to the Allocated Portion.

(ii)

The Sub-Adviser shall provide the Model Portfolio and each Model Portfolio Update to the Overlay Manager using a web- or cloud-based portal or other communication or transmission interface or methodology designated by the Overlay Manager or the Adviser (the “Designated Portal”). In connection with the foregoing, the Sub-Adviser shall provide such information concerning the Model Portfolio and/or the Model Portfolio Update in in such manner as reasonably required by the Designated Portal, or otherwise as the Adviser or the Overlay Manager may reasonably request. The Sub-Adviser shall, subject to its policies and procedures and disclosures made in its Form ADV-Part 2A, provide each Model Portfolio Update to the Overlay Manager and/or the Adviser with such frequency as determined by the Adviser to be necessary or appropriate and at the reasonable request of the Adviser or as otherwise directed by the Adviser.

(iii)

The Sub-Adviser is responsible for verifying the accuracy and completeness of the Model Portfolio and each Model Portfolio Update. The Sub-Adviser is responsible for confirming that the Model Portfolio and each Model Portfolio Update has been timely and accurately provided to the Overlay Manager or as otherwise directed by the Adviser, and the Sub-Adviser shall promptly report to the Adviser any errors made with respect to the Model Portfolio or any Model Portfolio Update.

(iv)

The Sub-Adviser acknowledges that the Sub-Adviser shall not have investment discretion with respect to any of the securities that are purchased or sold on behalf of the Allocated Portion and shall have no authority or responsibility to place orders for the execution of purchase and sale transactions on behalf of the Allocated Portion. The Sub-Adviser further acknowledges that the Overlay Manager shall have certain discretion, as specified in the

Overlay Manager Agreement, regarding the timing and manner of implementing the Model Portfolio’s recommendations on behalf of the Allocated Portion.

(v)

With respect to the Allocated Portion, the Sub-Adviser will not exercise “investment discretion” of the securities held in the Fund within the meaning of Section 13(f) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and shall not be responsible for filing any required reports pursuant to Sections 13(f), 13(d) and 13(g) of the Exchange Act and the rules thereunder or similar reports that are required to be filed only by the investment manager with “investment discretion” of the securities held in the Fund in foreign jurisdictions.

(vi)

The Sub-Adviser is responsible to the extent that any trade error losses or compliance violations incurred by the Fund and/or the Adviser are solely the result of the Sub-Adviser’s failure to properly maintain or update the Model Portfolio or failure to properly provide the Model Portfolio or any Model Portfolio Update to the Overlay Manager; provided, however, that the Sub-Adviser shall not be responsible for any such losses or compliance violations that result from the manner or timing in which the Overlay Manager exercises discretion regarding the timing and manner of implementing the Model Portfolio’s recommendations on behalf of the Allocated Portion pursuant to the Overlay Manager Agreement.

(vii)

In providing the Services under this Agreement, the Sub-Adviser shall construct, maintain and update the Model Portfolio in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser, in compliance with the Investment Guidelines furnished pursuant to Section 2(a), and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act (the “CEA”) and the rules of the National Futures Association (the “NFA Rules”), and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. From time to time, the Adviser or the Fund may provide the Sub-Adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser’s construction, maintenance and updating of the Model Portfolio, which shall become effective at such time as agreed upon by both parties in writing, which may consist of agreement via email correspondence notwithstanding the formal notice provisions of Section 20 of this Agreement. Nothing herein shall be construed to relieve the Sub-Adviser of responsibility for the Model Portfolio’s compliance with the effective documents, requirements, limitations and instructions referenced in this Section 3(a)(vii) (collectively, the “Model Portfolio Compliance Limitations”).

(b)	In addition to providing the non-discretionary investment advisory services set forth in Section 3(a) above with respect to the Allocated Portion, the Sub-Adviser will, at its own expense:

(i)

advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Allocated Portion and, upon request, furnish the Adviser and the Fund with periodic and special reports (including any research, economic and statistical data, as applicable to the Sub-Adviser’s responsibilities under this Agreement, which the Sub-Adviser is not restricted from furnishing due to contractual obligations) on the Model Portfolio and its constituent securities and on the performance of its obligations under this Agreement;

(ii)

submit such reports and information as the Adviser or the Fund may reasonably request to assist the Adviser and/or the Fund’s custodian (the “Custodian”) in its determination of the market value of securities held in the Fund;

(iii)

obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are included in the Model Portfolio or considered for inclusion in the Model Portfolio;

(iv)	employ professional portfolio managers and, if deemed necessary, securities analysts who provide research services to the Fund;

(v)	prior to each delivery of a Model Portfolio Update to the Adviser and/or the Overlay Manager, monitor the Model Portfolio’s compliance with the Model Portfolio Compliance Limitations;

(vi)

adopt written policies and procedures reasonably designed to prevent violation by the Sub-Adviser, or any of its supervised persons (as such term is defined in the Advisers Act), of the Advisers Act and the rules thereunder and all other laws and regulations relevant to the performance of its duties under this Agreement (the “Model Portfolio Procedures”);

(vii)

to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Trust or the Adviser via any reasonably requested means, including submission to an electronic portal, which may be updated from time to time by the Chief Compliance Office of the Trust or the Adviser via email notice notwithstanding the formal notice provisions of Section 20 of this Agreement with (a) current copies of the compliance policies and procedures (including the Model Portfolio Procedures) of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) reports of any violations of the Sub-Adviser’s compliance policies and procedures (including the Model Portfolio Procedures) that occurred in connection with the provision of services to the Fund, (c) a copy of the Sub-Adviser’s annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (d) written summaries of any correspondence between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings, (e) copies of any deficiency letters and/or correspondence from a regulatory agency closing-out a regulatory examination or proceeding; and (f) upon request, a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures (including the Model Portfolio Procedures) of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

(viii)

as applicable to the Sub-Adviser’s responsibilities under this Agreement, comply with all procedures and policies adopted or approved by the Board in compliance with applicable law, including without limitation, Rules 2a-4, 2a-5, 10f-3, 12d3-1, 17a-7, 17e-1 and 17j-1 under the 1940 Act (together, the “Fund Procedures”) provided to the Sub-Adviser by the Adviser or the Fund and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-Adviser;

(ix)

maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent “access persons,” as such term is defined in Rule 17j-1, from violating its Code of Ethics;

(x)	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Sub-Adviser in writing;

(xi)

furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto;

(xii)

to the extent called for by the Fund Procedures, or as reasonably requested by the Fund or Adviser, provide the Fund and Adviser with information and advice regarding assets in the Allocated Portion to assist the Fund and Adviser in (i) determining the appropriate fair value of such assets, the appropriate pricing sources for such assets, and whether pricing information provided by the Fund’s pricing agents is reasonable; (ii) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Fund’s liquidity classification agents is reasonable; and (iii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Fund’s derivatives risk management program;

(xiii)

except as necessary to perform its duties and obligations under this Agreement or except as otherwise permitted by the Fund Procedures, shall treat confidentially, and shall not disclose without the consent of the Fund, all information in respect of the Model Portfolio, including, without limitation, the identification and market value or other pricing information of any and all securities or other investments that are constituents in the Model Portfolio, and any and all changes of securities or other investments effected for the Model Portfolio by a Model Portfolio Update (including past, pending and proposed changes); and

(xiv)

upon request, will review the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the Securities and Exchange Commission (the “SEC”) (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Sub-Adviser, the manner in which the Sub-Adviser provides the Services to the Allocated Portion and information relating directly or indirectly to the Sub-Adviser (the “Sub-Adviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)

In providing Services under this Agreement, the Sub-Adviser shall (i) maintain all licenses and registrations necessary to perform its duties hereunder in good order; (ii) conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, the CEA, the NFA Rules, any other applicable federal regulations and state and/or self-regulatory organization regulations; and (iii) maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with their approval of this Agreement.

(d)	The Fund or its agent will timely provide the Sub-Adviser with such information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

(e)

The Adviser will be responsible for all class actions and lawsuits involving the Fund or securities held, or formerly held, in the Fund. The Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. In the case of notices of class action suits received by the Sub-Adviser involving issuers presently or formerly held in the Fund, the Sub-Adviser shall promptly forward such notices to the Adviser and, with the consent of the Adviser, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

4.	PROXY VOTING

The Sub-Adviser shall not be required to take any action with respect to the voting of proxies solicited by or with respect to the issuers of securities of the Allocated Portion. Moreover, if the Sub-Adviser receives a misdirected proxy, it shall promptly forward such misdirected proxy to the Adviser.

5.	ALLOCATION OF EXPENSES

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser specifically agrees that the Sub-Adviser shall not be responsible for the following expenses:

(a)	fees and expenses incurred in connection with the issuance, registration and transfer of the Fund’s shares;

(b)	brokerage and commission expenses incurred by the Fund;

(c)

all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its Custodian, shareholder services agent and accounting services agent;

(d)	interest charges on any Fund borrowings;

(e)

costs and expenses of pricing and calculating its daily net asset value (including, without limitation, any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s assets) and of maintaining its books of account required under the 1940 Act, except for the expenses incurred by the Sub-Adviser in connection with its services under Section 12 hereunder, which are expenses of the Sub-Adviser;

(f)	Fund taxes, if any;

(g)	except as stated below, expenditures in connection with meetings of the Fund’s shareholders and the Board;

(h)

salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee;

(i)	insurance premiums on property or personnel of the Fund which inure to the Fund’s benefit, including liability and fidelity bond insurance;

(j)	legal, auditing and accounting fees of the Fund and trade association dues or educational program expenses of the Trust or the Board; and

(k)

fees and expenses (including legal fees) of registering and maintaining registration of the Fund’s shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any.

The Sub-Adviser specifically agrees that with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) providing the personnel, office space, furnishings, and equipment reasonably necessary to provide the Services to the Fund hereunder, and (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Sub-Adviser. Additionally, the Sub-Adviser agrees that the Sub-Adviser shall be responsible for reasonable expenses incurred by the Fund or the Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit involving the Sub-Adviser to which neither the Fund nor the Adviser is a party. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

6.	SUB-ADVISORY FEES

(a)

Each Fund shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept, as full compensation for all Services furnished or provided to such Fund pursuant to this Agreement a fee, based on the Current Net Assets (as defined below) of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the Allocated Portion’s net assets, including cash included in the Model Portfolio, if any, as of the most recent preceding day for which the Fund’s net assets were computed, and the Allocated Portion shall be calculated based on the portion of the net assets of the Fund determined by the Overlay Manager, in the manner prescribed by the Adviser, to be attributable to the Model Portfolio. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Current Net Assets of the Allocated Portion equals zero.

(b)

The Sub-Adviser voluntarily may reduce any portion of the fees due to it pursuant to this Agreement. Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Sub-Adviser hereunder.

7.	PORTFOLIO TRANSACTIONS

The Sub-Adviser shall not be authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion. The Sub-Adviser shall not act as custodian for the assets of the Allocated Portion or take or have possession of any assets of the Allocated Portion.

8.	LIABILITY; STANDARD OF CARE AND INDEMNIFICATION

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 3 above) comply with all Model Portfolio Compliance Limitations, including the investment policies, guidelines and restrictions of the Fund; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Sub-Adviser shall be liable to the Fund and/or the Adviser for any loss (including brokerage charges) incurred by the Fund as a result of any investment made on behalf of the Fund based on the Model Portfolio provided by the Sub-Adviser to the extent the Model Portfolio is in violation of Section 3(vii) hereof. The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to the Sub-Adviser by the Adviser or the Fund, and only with respect to the Sub-Adviser Disclosure in such Disclosure Documents.

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser or Fund may have under any federal securities law or state law.

The Sub-Adviser shall indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure and (ii) resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-Adviser’s obligations under this Agreement, or from the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser or Fund, the Adviser or Fund shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Adviser or the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Sub-Adviser may have under any federal securities law or state law.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser’s obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith, or gross negligence, or to the reckless disregard of its duties under this Agreement.

No provision of this Agreement shall be construed to protect any Trustee or Officer of the Fund, or officer of the Adviser or Sub-Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

The Sub-Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

9.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)

This Agreement shall become effective upon approval by the Board and its execution by the parties hereto. Pursuant to the exemptive relief obtained in the SEC Order dated on or about August 6, 2013, Investment Company Act Release No. 30592, approval of the Agreement by a majority of the outstanding voting securities of the Fund is not required, and the Sub-Adviser acknowledges that it shall be without the protection (if any) accorded by shareholder approval of an investment adviser’s receipt of compensation under Section 36(b) of the 1940 Act. Further, pursuant to the exemptive relief obtained in the SEC Order dated December 29, 2021, Investment Company Act Release No. 34456, the initial approval of the Agreement (and any material amendment to such Agreement) is not required to be obtained at an in-person meeting of the Board (the “Non-In-Person Exemptive Order”).

(b)

This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement. As used in this Section 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(c)

In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the affected Fund’s affairs and, at the request of the Board or the Adviser, transfer any and all books and records of the affected Fund maintained by the Sub-Adviser on behalf of the affected Fund.

(d)

The Sub-Adviser shall promptly notify the Adviser of any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act.

10.	SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as the Services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliates may continue to engage in providing services and advice to other investment advisory clients. The Adviser agrees that Sub-Adviser may provide services and take action in the performance of its duties with respect to any of its other clients which may differ from services provided or the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to require Sub-Adviser, its principals, affiliates, agents or employees to recommend the purchase or sale for the Fund of any security which it or they may purchase or sell, or recommend the purchase or sale, for its or their own account or for the account of any other client.

11.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and this Agreement may be amended only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder or any exemption therefrom, including the Non-In-Person Exemptive Order.

12.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any such records upon the Fund’s or the Adviser’s request, provided, however, that Sub-Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Allocated Portion.

13.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any “Non-public Personal Information,” as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other party and the Overlay Manager and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities. The receiving party may disclose or disseminate the disclosing party’s Confidential Information to its employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party’s obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to the other party’s and the Overlay Manager’s Confidential Information. In addition, each party shall promptly notify the other party in writing upon learning of any unauthorized disclosure or use of the other party’s and the Overlay Manager’s Confidential Information by such party or its agents.

The term “Confidential Information,” as used herein, means any of a party’s or the Overlay Manager’s proprietary or confidential information including, without limitation, all information in respect of the Model Portfolio (as described in Section 3(b)(xiii) above), any Non-public Personal Information of such party or the Overlay Manager, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that may be obtained by the other party from any source or that may be developed as a result of this Agreement and Non-public Personal Information that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing orally or by other means and whether or not such information is marked as confidential. Confidential Information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 13, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 13 shall survive any termination of this Agreement.

14.	REPORTS AND ACCESS

To the extent not otherwise identified in this Agreement, the Sub-Adviser agrees to supply such other information and documentation to the Adviser and to permit such compliance inspections by the Adviser or the Fund as shall be reasonably necessary to permit the Adviser and the Fund’s service providers to satisfy their obligations and respond to the reasonable requests of the Trust.

15.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

16.	NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and Fund about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the performance of the Services to the Allocated Portion, material changes in the processes or methodologies used to perform the Services to the Allocated Portion, any changes in senior management, operations, financial condition or ownership of the Sub-Adviser’s firm, and the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser shall immediately notify the Adviser and the Trust in the event that the Sub-Adviser: (1) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization). The Sub-Adviser shall immediately notify the Adviser of any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the Trust or the Fund.

17.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

Adviser:	General Counsel Edward D. Jones & Co. L.P. 12555 Manchester Road St. Louis, MO 63131 and Olive Street Investment Advisers, LLC 12555 Manchester Road St. Louis, MO 63131 Attn: Chief Compliance Officer

Sub-Adviser	Thompson, Siegel & Walmsley LLC 6641 West Broad Street, Suite 600 Richmond, VA 23230 Attn: Chief Operating Officer

Trust/Fund:	Bridge Builder Trust On behalf of the applicable Fund 12555 Manchester Road St. Louis, MO 63131 Attn: Secretary

18.	ASSIGNMENT

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment,” as that term is defined in section 2(a)(4) of the 1940 Act.

19.	SEVERABILITY AND ENTIRE AGREEMENT

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.

20.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21.	CONSULTATION WITH OTHER SUB-ADVISERS

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with the Overlay Manager or any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the assets in the Allocated Portion.

22.	CHANGE IN THE SUB-ADVISER’S OWNERSHIP

The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change of control of the Sub-Adviser, as defined in the 1940 Act, within a reasonable time prior to such change being effected.

23.	COUNTERPARTS

This Agreement may be executed simultaneously or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

24.	MISCELLANEOUS

Where the effect of a requirement of the 1940 Act or Advisers Act, as amended, reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

27.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

OLIVE STREET INVESTMENT ADVISERS, LLC (Adviser)

By:	/s/ Thomas C. Kersting
Name:	Thomas C. Kersting
Title:	President

BRIDGE BUILDER TRUST on behalf of the series listed on Schedule A hereto

By:	/s/ Colleen R. Dean
Name:	Colleen R. Dean
Title:	Treasurer

THOMPSON, SIEGEL & WALMSLEY LLC (Sub-Adviser)

By:	/s/ Joseph VanCaster
Name:	Joseph VanCaster
Title:	Chief Financial Officer

Schedule A

Fund(s) and Fees

Series of Bridge Builder Trust	Annual Sub-Advisory Fee Rate

Bridge Builder Tax Managed International Equity Fund